ACTIVE WEIGHTING FUNDS ETF TRUST

Supplement dated March 29, 2018

to the Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”) dated October 12, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for each series of the Active Weighting Funds ETF Trust (the “Trust”) and should be read in conjunction with those documents.

Effective April 2, 2018, the Board of Trustees (the “Board”) of the Trust has approved US Bancorp Fund Services, LLC to replace The Bank of New York Mellon as fund administrator and accountant, custodian and transfer agent for each series of the Trust. Also effective April 2, 2018, the Trust will use Bloomberg Industry Classification System (BICS) for measuring industry exposure. In addition, the Board has approved Morgan, Lewis & Bockius LLP to replace the Trust’s former counsel. Certain sections of the Prospectus and SAI are hereby revised to reflect these changes as set forth below. The changes are not expected to affect the Funds’ fees and expenses as disclosed in the Prospectus.

Prospectus

The respective sections on page 45 are replaced with the following:

Fund Administrator and Accountant, Custodian and Transfer Agent

US Bancorp Fund Services, LLC (the “Administrator” or “Custodian”), located at 615 East Michigan Street, Milwaukee, WI 53202, is the fund administrator and accountant, custodian, transfer agent and dividend disbursing agent for the Fund.

Legal Counsel

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Trust.

The fifth line under “Frequently Used Terms” on page 54 is replaced with the following:

Custodian	US Bancorp Fund Services, LLC, the custodian of the Funds’ assets

SAI

The following is added as a footnote to the fifth fundamental policy on page 3:

*	Effective April 2, 2018, the Trust has elected to use Bloomberg Industry Classification System (BICS) for measuring industry exposure.

The third paragraph under “Lending Portfolio Securities” in the “Investment Types and Related Risk” section on page 20 is replaced with the following:

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more Board-approved securities lending agents who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

The respective sections on pages 37 through 39 are replaced with the following:

Fund Administrator and Accountant, Custodian and Transfer Agent

US Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as fund administrator and accountant, custodian and transfer agent. Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and USBFS, USBFS provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds’ Shares. As compensation for the administration, accounting and management services, the Advisor pays USBFS a fee based on each Fund’s average daily net assets, subject to a minimum annual fee, as well as certain out-of-pocket expenses, including pricing expenses. The Funds are new, and the Advisor has not paid USBFS any fees for services to the Funds as of the date of this SAI.

Pursuant to a Custody Agreement between the Trust and USBFS, USBFS serves as the custodian of the Funds’ assets. The custodian holds and administers Fund assets. Pursuant to the Custody Agreement, the custodian receives an annual fee from the Advisor based on the Trust’s total average daily net assets, subject to a minimum annual fee and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.

Pursuant to the Transfer Agency Servicing Agreement between the Trust and USBFS, USBFS acts as a transfer agent for each Fund’s authorized and issued Shares of beneficial interest, and as dividend disbursing agent of each Fund.

Legal Counsel

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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